UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BankGuam Holding Company

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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BankGuam Holding Company + Online Go to www.envisionreports.com/BKGM or scan the QR code - login details are located in the shaded bar below. Votes submitted electronically must be received by 5:00 p.m., Chamorro Standard Time, on May 17, 2021. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the BankGuam Holding Company Meeting to be Held on May 17, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Card, Proxy Statement, Form 10K, Annual Report to shareholders are available at: www.envisionreports.com/BKGM Easy Online Access - View your proxy materials and vote. Step 1:Go to www.envisionreports.com/BKGM. Step 2:Click on Cast Your Vote or Request Materials. Step 3:Follow the instructions on the screen to log in. Step 4:Make your selections as instructed on each screen for your delivery preferences. Step 5:Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a paper or e-mail copy. Please make your request for a paper or e-mail copy as instructed on the reverse side on or before April 20, 2021 to facilitate timely delivery. 2NOT + 03E7ND

Shareholder Meeting Notice BANKGUAM HOLDING COMPANY Annual Meeting of Shareholders will be held on May 17, 2021 at the Company's Headquarters located at 111 W. Chalan Santo Papa, in Hagatna, Territory of Guam, at 7:00 P.M. Chamorro Standard Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR all nominees listed on Proposal 1, FOR Proposals 2 and 4, and for a frequency of 3 YEARS on Proposal 3. 1. Election of three Class I Directors for a term of three years. 2. To vote, on an advisory basis, for approval of the Company's executive compensation for the named executive officers. 3. To vote, on an advisory basis, to approve the frequency for holding advisory votes on executive compensation. 4. To ratify the selection of Baker Tilly US, LLP as the Company's independent public accounting firm. And to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, request a paper copy of the proxy materials to receive a proxy card, or attend the meeting. If you wish to attend and vote at the meeting, please bring this notice with you. At the meeting you will need to request a ballot to vote your shares. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. -Internet - Go to www.envisionreports.com/BKGM. Click Cast Your Vote or Request Materials. -Phone - Call us free of charge at 1-866-641-4276. -Email - Send an email to investorvote@computershare.com with "Proxy Materials BankGuam Holding Company" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 20, 2021.